EXHIBIT 10.1

ADVANSTAR COMMUNICATIONS INC.

FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT, dated as of November 29, 2006 (this “Amendment”), is entered into by and among Advanstar Communications Inc., a New York corporation (the “Borrower”), the Lenders party hereto, Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Goldman Sachs Credit Partners L.P., as syndication agent (in such capacity, the “Syndication Agent”), and Wells Fargo Bank, National Association, as documentation agent (in such capacity, the “Documentation Agent”), and is made with reference to that certain Second Amended and Restated Credit Agreement, dated as of May 24, 2006 (the “Credit Agreement”), entered into by and among the Borrower, the Lenders party thereto, the Administrative Agent, the Syndication Agent and the Documentation Agent.  Capitalized terms used herein and not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed to them in the Credit Agreement.

RECITALS:

WHEREAS, the Borrower desires to amend the definition of EBITDA contained in the Credit Agreement with respect to certain compensation expenses that represent additional consideration paid in connection with Permitted Acquisitions.

NOW, THEREFORE, in consideration of the premises and the agreements, herein contained, the parties agree as follows:

SECTION 1.  AMENDMENT TO CREDIT AGREEMENT

The definition of “EBITDA” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the provisions of that definition immediately following clause (d) thereof and inserting the following in replacement thereof:

“plus

(e) the amount deducted in determining Net Income for such period representing compensation expense (i) incurred pursuant to contractual earnout arrangements entered into in connection with a Permitted Acquisition and (ii) that is reasonably determined by the Company to represent additional consideration paid in connection with such Permitted Acquisition;

minus

(f) Restricted Payments of the type referred to in clause (c)(i) of Section 7.2.6 made during such period.”

SECTION 2.                 REPRESENTATIONS AND WARRANTIES

A.  Organization.

The Borrower has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into this Amendment.

B.  Due Authorization, Non-Contravention, etc.

The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower’s Charter Documents or (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower, where such contravention, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

C.  Validity, etc.

This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 3.                 MISCELLANEOUS

A.            Binding Effect

This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and each of the Lenders and their respective successors and assigns.

B.            Severability

Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

C.            Reference to Credit Agreement

On and after the effective date of the Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

D.            Effect on Credit Agreement

Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

E.             Execution

The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under the Credit Agreement or any of the other Loan Documents.

F.             Headings

The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

G.            APPLICABLE LAW

THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

H.            Counterparts; Effectiveness

This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.  This Amendment shall become effective when counterparts hereof executed on behalf of the Borrower and Required Lenders (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ADVANSTAR COMMUNICATIONS INC.

By:	/s/ TED S. ALPERT
Name:	Ted S. Alpert
Title:	VP Finance, CFO

[Signature Page to First Amendment]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Administrative Agent and a Lender

By:	/s/ JUDITH E. SMITH
Name: Judith E. Smith
Title: Director

By:	/s/ DOREEN BARR
Name: Doreen Barr
Title: Vice President

[Signature Page to First Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Document Agent and as a Lender

By:	/s/ KYLE R. HOLTZ
Name: Kyle R. Holtz
Title: Vice President

[Signature Page to First Amendment]

MEDIA INVESTORS I TRUST,
as Lender

By:	Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under agreement dated June 29, 2006

By:	/s/ JOSEPH B. FEIL
Name: Joseph B. Feil
Title: Assistant Vice President

[Signature Page to First Amendment]

NATAXIS	,
as Lender

By:	/s/ ELIZABETH A. HARKER
Name: Elizabeth A. Harker
Title: Director

By:	/s/ FRANK H. MADDEN, JR.
Name: Frank H. Madden, Jr.
Title: Managing Director

[Signature Page to First Amendment]